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                                                                    Exhibit 10.1

                        COMMON STOCK PURCHASE AGREEMENT
                        -------------------------------

     THIS COMMON STOCK PURCHASE AGREEMENT (this "Agreement") is made as of May 30, 2000, by and between Cypress Financial Services, Inc., a Nevada corporation (the "Company"), and FBR Financial Fund II, L.P., a Delaware limited partnership (the "Investor").

     THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.   Purchase and Sale of Stock.
          --------------------------

          1.1  Sale and Issuance of Common Stock.
               ---------------------------------

               (a) Subject to the terms and conditions of this Agreement, the Investor agrees to purchase at the closing (the "Closing") and the Company agrees to sell and issue to the Investor at the Closing 15,000,000 shares of the Company's Common Stock, par value $.001 per share (the "Stock"), at a price of $0.50 per share.

          1.2  Closing.
               -------

               (a) The purchase and sale of the Stock shall take place at the offices of Pillsbury Madison & Sutro LLP, 101 West Broadway, Suite 1800, San Diego, California, 92101, at 2:00 p.m. on May 30, 2000, or at such other time and place as the Company and the Investor shall mutually agree, either orally or in writing (which time and place are designated as the "Closing Date").

               (b) At the Closing the Company shall deliver to the Investor a certificate representing the shares of Stock that the Investor is purchasing against payment of the purchase price therefor, by check, wire transfer or such other form of payment as shall be mutually agreed upon by the Investor and the Company.

     2.   Representations and Warranties of the Company. The Company represents
          ---------------------------------------------
and warrants to the Investor that the statements contained in this Section 2 are true, correct and complete as of the execution of this Agreement and will be true, correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for date of execution of this Agreement throughout this Section), except as set forth on a Schedule of Exceptions (the "Schedule of Exceptions") delivered to the Investor upon execution of this Agreement (which exceptions shall be deemed to be a part of the Company's representations and warranties as if made hereunder).

     For purposes of this Agreement, the phrase "Material Adverse Effect" shall mean any event or occurrence that has or, if it occurred reasonably would be expected to have, a material adverse effect on the business, condition (financial or otherwise), results of operations, prospects, assets (including intangible assets), properties or liabilities (including contingent liabilities) of a party. As used in this Agreement, "Subsidiary" means any corporation or other organization, whether incorporated or unincorporated, of which more than fifty percent (50%) of either the equity interests in, or the voting control of, such corporation or other organization is, directly or indirectly through subsidiaries or otherwise, beneficially owned by a party.
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          2.1  Organization; Good Standing; Qualification. The Company is a
               ------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted, to execute and deliver this Agreement, the Investor's Rights Agreement dated as of the date hereof by and among the Company and the Investor (the "Investor's Rights Agreement"), the form of which is attached hereto as Exhibit A, and any other agreement to which the
                               ---------
Company is a party and the execution and delivery of which is contemplated hereby (the "Ancillary Agreements"), to issue and sell the Stock and to carry out the provisions of this Agreement, the Investor's Rights Agreement and any Ancillary Agreement. Each of the Company and its Subsidiaries is qualified to transact business as a foreign corporation in each jurisdiction where such qualification is now required and where the failure to so qualify would have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole.

          2.2  Authorization. All corporate action on the part of the Company,
               -------------
its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the Investor's Rights Agreement and any Ancillary Agreement, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance, sale and delivery of the Stock being sold hereunder has been taken, and this Agreement, the Investor's Rights Agreement and any Ancillary Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (c) to the extent the indemnification provisions contained in the Investor's Rights Agreement may be limited by applicable federal or state securities laws.

          2.3  Governmental Consents. No consent, approval, qualification, order
               ---------------------
or authorization of, or filing with, any local, state or federal governmental authority or securities self-regulatory organization is required on the part of the Company in connection with the Company's valid execution, delivery or performance of this Agreement, the Investor's Rights Agreement and the other Ancillary Agreements or the offer, sale or issuance of the Stock by the Company, except (i) such filings as have been made prior to the Closing, (ii) any notices of sale required to be filed with the Securities and Exchange Commission (the "SEC") under Regulation D of the Securities Act of 1933, as amended (the "Securities Act"), or (iii) such post-closing filings as may be required under applicable state securities laws, (noting that filings referenced in clauses
(ii) and (iii) will be timely filed within the applicable periods therefor).

          2.4  Capitalization and Voting Rights. The authorized capital of the
               --------------------------------
Company consists of:

               (a)  Preferred Stock. 5,000,000 shares of Preferred Stock, par
                    ---------------
value $.001 per share (the "Preferred Stock"), of which 345,000 have been designated Series A Preferred Stock (the "Series A Preferred Stock"), all of which shares of Series A Preferred Stock are issued and outstanding. The rights, privileges and preferences of the Series A Preferred Stock are as stated in the Amended and Restated Articles of Incorporation of the Company, as filed by the Nevada Secretary of State on December 7, 1995, as amended by that

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certain Certificate of Determination of the Company, as filed by the Nevada
Secretary of State on December 11, 1996 (collectively, the "Articles of Incorporation").

               (b)  Common Stock. 30,000,000 shares of Common Stock, par value
                    ------------
$.001 per share (the "Common Stock"), of which 6,493,904 shares are issued and outstanding.

     Except for (i) the conversion privileges of the Series A Preferred Stock,
(ii) the rights provided in this Agreement and the Investor's Rights Agreement,
(iii) warrants to purchase up to 400,000 shares of the Company's Common Stock (the "Warrants"), (iv) those certain options granted pursuant to the Company's 1995 Stock Option Plan ("the "Plan"), representing options to purchase, in the aggregate, 742,050 shares of Common Stock and (v) the rights provided in the draft versions of the documents with respect to the CPS Acquisition (as defined below), there are not outstanding any options, warrants, rights (including conversion or preemptive rights and rights of first refusal) or agreements for the purchase or acquisition from the Company of any shares of its capital stock. The Company has reserved 3,250,000 shares of its Common Stock for purchase upon exercise of options outstanding and options to be granted pursuant to the Plan. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the approval and adoption of the Plan and the reservation of shares of Common Stock for issuance upon the exercise of stock options granted pursuant to the Plan has been taken, except for filing an Information Statement with the SEC and distributing it to the Company's shareholders, as required under Rule 14c-2. The Company will complete the SEC filing and distribute the Information Statement to its shareholders within thirty (30) days of the Closing. Except for the voting agreement described in
Section 4.9, the Company is not a party or subject to any agreement or understanding, and there is no agreement or understanding between any persons that affects or relates to the voting or giving of written consents with respect to any security or the voting by a director of the Company.

          2.5  Valid Issuance of Preferred and Common Stock. All of the issued
               --------------------------------------------
and outstanding shares of Common Stock and Preferred Stock are duly and validly issued, fully paid and nonassessable. The Stock that is being purchased by the Investor hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under applicable state and federal securities laws. The certificate representing the Stock, when issued in accordance with this Agreement, will be in due and proper form as authorized by the Company Board of Directors and will be duly and validly executed by representatives of the Company authorized by the Company Board of Directors to execute such certificate.

          2.6  Charter Documents. The copies of the Articles of Incorporation
               -----------------
and the Bylaws of the Company which have been provided to the Investor are true and complete copies of such instruments as amended to date, and such instruments are in full force and effect on the date hereof.

          2.7  SEC Reports and Financial Statements. The Company has made
               ------------------------------------
available to the Investor a true and complete copy of each form, report, schedule, registration statement, definitive proxy statement and other document (together with all amendments thereof and supplements thereto) filed by the Company with the SEC since January 1, 1998 (as such documents have since the time of their filing been amended or supplemented, the "SEC Reports"), which are all the documents (other than preliminary material) that the Company was required to file with the SEC since such date. As of their respective dates, the SEC Reports (i) complied as to form in all material respects with the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended, as the case may be, and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited interim consolidated financial statements (including, in each case, the notes, if any, thereto) included in the SEC Reports (the "Financial Statements") complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto and except with respect to unaudited statements as permitted by Form 10-QSB of the SEC) and fairly present (subject, in the case of the unaudited interim financial statements, to normal, recurring year-end audit adjustments which are not expected to be, individually or in the aggregate, materially adverse to the Company and its Subsidiaries taken as a whole) the consolidated financial position of the Company and its consolidated Subsidiaries as at the respective dates thereof and the consolidated results of their operations and cash flows for the respective periods then ended.

          2.8  Absence of Undisclosed Liabilities. Neither the Company nor its
               ----------------------------------
Subsidiaries has any debts, liabilities or obligations of any nature (whether absolute, accrued, unliquidated, contingent or otherwise, whether known or unknown, and whether due or to become due) which are likely to have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole, other than those which (a) are set forth in the Financial Statements or (b) have been incurred since the date of the most recent Financial Statements in the ordinary course of business in amounts and on terms consistent, individually and in the aggregate, with the past practices of the Company and its Subsidiaries.

          2.9  Changes. Since December 31, 1999, there has been no event or
               -------
change which has had or may reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole.

          2.10 Registration Rights. Except as provided in the Investor's Rights
               -------------------
Agreement, the Warrants and that certain Registration Rights Agreement between the Company and the parties named therein dated September 30, 1996 the Company is not obligated to register under the Securities Act any of its presently outstanding securities or any of its securities that may subsequently be issued.

          2.11  Permits. Each of the Company and its Subsidiaries (i) has all
                -------
franchises, permits, licenses and any similar authority and has posted all bonds necessary for the conduct of its business as now being conducted by it, the lack of which could reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole, and (ii) believes it can obtain, without undue burden or expense, any similar authority or bond for the conduct of its business as planned to be conducted. None of the Company or its Subsidiaries is in default in any material respect under any of such franchises, permits, licenses or bonds.

          2.12  Compliance. Neither the Company nor any of its Subsidiaries is
                ----------
in violation or default of any provision of its Articles of Incorporation or Bylaws or in any material respect of any provision of any mortgage, agreement, instrument or contract to which it is a party or by which it is bound or of any federal or state judgment, order, writ, decree, statute, rule or regulation applicable to the Company or its Subsidiaries. The execution, delivery and performance by the Company of this Agreement, the Investor's Rights Agreement and any Ancillary Agreement, and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in material conflict with or constitute, with or without the passage of time or giving of notice, either a material default under any such provision or an event that results in the creation of any material lien, charge or encumbrance upon any assets of the Company or its Subsidiaries or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations, or any of its assets or properties.

          2.13 Litigation. Except as disclosed in the SEC Reports filed prior to the date of this Agreement, (i) there are no actions, suits, arbitrations or proceedings pending or, to the knowledge of the Company, threatened against, relating to or affecting, nor are there any governmental or regulatory authority investigations or audits pending or, to the knowledge of the Company, threatened against, relating to or affecting, the Company or its Subsidiaries or any of their respective assets and properties which, individually or in the aggregate, would be reasonably expected to have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole, or that questions the ability of the Company to consummate the transactions contemplated by this Agreement, (ii) neither the Company nor any of its Subsidiaries is subject to any order of any governmental or regulatory authority which, individually or in the aggregate, is having or would be reasonably expected to have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole, and (iii) there is no action, suit, arbitration or proceeding by the Company or its Subsidiaries currently pending or that the Company or its Subsidiaries currently intends to initiate.

          2.14  Title to Property and Assets; Leases. Except as disclosed in the
                ------------------------------------
SEC Reports and (i) for liens for current taxes not yet delinquent, (ii) for liens imposed by law and incurred in the ordinary course of business for obligations not past due to carriers, warehousemen, laborers, materialmen and the like, (iii) for liens in respect of pledges or deposits under workers' compensation laws or similar legislation or (iv) for minor defects in title, none of which, individually or in the aggregate, materially interferes with the use of such property, each of the Company and its Subsidiaries owns its property and assets free and clear of all mortgages, liens, claims and encumbrances. With respect to the property and assets it leases, each of the Company and its Subsidiaries is in compliance with such leases and holds a valid leasehold interest free of any liens, claims or encumbrances, subject to clauses(i)-(iv) above.

          2.15  Intellectual Property Rights. Each of the Company and its
                ----------------------------
Subsidiaries owns and possesses sufficient title to, or has sufficient valid and enforceable licenses to, all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, domain names, URLs, websites or other proprietary rights of any material kind (collectively, "Intellectual Property Rights") which are necessary for the operation of its business as presently conducted. There have been no claims made against the Company or its Subsidiaries asserting the invalidity, misuse or unenforceability of any of the Intellectual Property Rights owned or used by the Company or its Subsidiaries and, to the Company's knowledge, there is no basis for any such claim. The conduct of the Company's and its Subsidiaries' business has not infringed, misappropriated or conflicted with and, to the Company's knowledge, does not infringe, misappropriate or conflict with any Intellectual Property Rights of any third party.

          2.16  Employees; Employee Compensation. There is no strike, labor
                --------------------------------
dispute or union organization activities pending or threatened between the Company and its Subsidiaries and their respective employees. None of the Company's or its Subsidiaries' employees belongs to any union or collective bargaining unit. Each of the Company and its Subsidiaries has complied in all material respects with all applicable state and federal equal opportunity and other laws related to employment. Except (i) as disclosed in the SEC Reports and
(ii) for the Plan and any options granted pursuant thereto, neither the Company nor its Subsidiaries is a party to or bound by any currently effective employment contract, deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation agreement. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Company and its Subsidiaries is terminable at the will of the Company.

          2.17  Taxes. Each of the Company and its Subsidiaries has timely filed
                -----
or caused to be timely filed all federal, state, local and foreign income and other Tax returns required under applicable law to be filed on or before the Closing Date (or obtained extensions to file) and to the Company's knowledge, all such returns are true and correct in all material respects. Each of the Company and its Subsidiaries has paid or made provision for all Taxes and other charges which have or may become due for the periods covered by such returns. There have been no material adverse adjustments as a result of any examination or investigation of any period for which any such return was or should have been filed or any Tax matter relating thereto, and none of the Tax returns or reports of the Company or its Subsidiaries is currently under investigation or examination. There are no outstanding agreements or waivers extending the statutory period of limitations applicable to any Tax return for any period. There are no material liens for Taxes upon any property or assets of the Company or its Subsidiaries, except for liens for taxes not yet due. All Taxes owed by the Company or its Subsidiaries or which the Company or its Subsidiaries is obligated to withhold from amounts owing to any employee, creditor or third party have been paid or reserved for payment. For purposes of this Agreement the term "Taxes" means all federal, state, and local income, gross receipts, sales, use, transfer, franchise, profits, social security, withholding, payroll, excise, property, or other taxes together with any interest and any penalties with respect thereto, and the term "Tax" means any one of the foregoing Taxes.

          2.18  Environmental Regulations. Neither the Company nor any of its
                -------------------------
Subsidiaries has been associated with any spill, disposal, storage, discharge or release of any Hazardous Materials into or upon or over any real property (including, without limitation, the Premises) or into or upon ground or surface water and neither the Company nor its Subsidiaries has incurred any liability with respect thereto. For the purposes of this Agreement, the term "Hazardous Materials" shall mean any hazardous or toxic substance, material or waste which is regulated by any local government authority, the State of California or the government of the United States of America.

          2.19  Minute Books. The copy of the minute books of the Company made
                ------------
available to the Investor contains minutes of all meetings of directors and stockholders and all actions by written consent without a meeting by the directors and stockholders since October 31, 1995 and reflects all actions by the directors (and any committee of directors) and stockholders with respect to all transactions referred to in such minutes accurately in all material respects.

          2.20  Client Relations. No (i) client with net fees in excess of
                ----------------
$100,000 over the past twelve (12) months nor (ii) clients with aggregate net fees in excess of $500,000 over the past twelve (12) months has raised any material claim, dispute or controversy with respect to any of the services provided by the Company or any of its Subsidiaries, nor does the Company have any knowledge that any of such clients may totally or partially terminate or suspend the use of the Company's or such Subsidiaries' services or otherwise reduce their current monthly placements in the foreseeable future. Neither the Company nor any of its Subsidiaries has in any respect misrepresented its services or employed misleading or deceptive practices in connection with the sale of its services.

          2.21  Distributions. Since September 30, 1999, there has been no
                -------------
declaration or payment by the Company or its Subsidiaries of any dividend, nor any other distribution by the Company or its Subsidiaries of any assets of any kind, to any of its stockholders.

          2.22  Brokers. No broker, finder or investment banker has acted
                -------
directly or indirectly for the Company or its Subsidiaries in connection with this Agreement or the transactions contemplated hereby.

          2.23  Offering. Subject in part to the truth and accuracy of the
                --------
Investor's representations set forth in this Agreement, the offer, sale and issuance of the Stock as contemplated by this Agreement are exempt from the registration requirements of the Securities Act, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

          2.24  Disclosure. The Company has made available to the Investor all
                ----------
the information reasonably available to it without undue expense that the Investor has requested for deciding whether to purchase the Stock. Neither this Agreement nor any other written statements or certificates made or delivered in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

     3.   Representations and Warranties of the Investor. The Investor
          ----------------------------------------------
represents and warrants to the Company that the statements contained in this
Section 3 are true, correct and complete as of the execution of this Agreement and will be true, correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for date of execution of this Agreement throughout this Section):

          3.1  Organization; Good Standing; Qualification. The Investor is a
               ------------------------------------------
limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, has all requisite power and authority to own, lease and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted, to execute and deliver this Agreement, the Investor's Rights Agreement and any Ancillary Agreements to which the Investor is a party and to carry out the provisions of this Agreement, the Investor's Rights Agreement and any Ancillary Agreement. The Investor is qualified to transact business as a foreign corporation in each jurisdiction where such qualification is now required and where the failure to so qualify would have a Material Adverse Effect on the Investor.

          3.2  Authorization. All action on the part of the Investor necessary
               -------------
for the authorization, execution and delivery of this Agreement, the Investor's Rights Agreement and any Ancillary Agreement and the performance of the Investor's obligations hereunder and thereunder has been taken or will be taken prior to the Closing, and this Agreement, the Investor's Rights Agreement and any Ancillary Agreement constitute valid and legally binding obligations of the Investor, enforceable in accordance with their respective terms except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (c) to the extent the indemnification provisions contained in the Investor's Rights Agreement may be limited by applicable federal or state securities laws.

          3.3  Voting Rights. Except for the voting agreement described in
               -------------
Section 4.9 below, the Investor is not a party or subject to any agreement or understanding, and there is no agreement or understanding between any persons that affects or relates to the voting or giving of written consents with respect to any security or the voting by a director of the Investor.

          3.4  Changes. Since the formation of the Investor, there has been no
               -------
event or change which has or may reasonably be expected to have a Material Adverse Effect on the Investor.

          3.5  Charter Documents. The copies of the Investor's Certificate of
               -----------------
Partnership and Partnership Agreement which have been provided to the Company are true and complete copies of such instruments as amended to date, and such instruments are in full force and effect on the date hereof.

          3.6  Compliance. The Investor is not in violation or default of any
               ----------
provision of its Certificate of Partnership or Partnership Agreement or in any material respect of any provision of any mortgage, agreement, instrument or contract to which it is a party or by which it is bound or of any federal or state judgment, order, writ, decree, statute, rule or regulation applicable to the Investor. The execution, delivery and performance by the Investor of this Agreement, the Investor Rights Agreement and any Ancillary Agreement, and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in material conflict with or constitute, with or without the passage of time or giving of notice, either a material default under any such provision or an event that results in the creation of any material lien, charge or encumbrance upon any assets of the Investor or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Investor, its business or operations, or any of its assets or properties.

          3.7  Purchase Entirely for Own Account. This Agreement is made with
               ---------------------------------
the Investor in reliance upon the Investor's representation to the Company, which by the Investor's execution of this Agreement the Investor hereby confirms, that the Stock to be purchased by the Investor will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Investor further represents that the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person with respect to any of the Stock.

          3.8  Investment Experience. The Investor is experienced in evaluating
               ---------------------
and investing in companies such as the Company. The Investor has had an opportunity to ask questions and receive answers from the Company regarding matters relevant to the Company and an investment therein. In addition, the Investor has been given access to all books, records and other information of the Company which the Investor has desired to review and analyze in connection with the Investor's purchase of the Stock. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investor to rely thereon.

          3.9  Accredited Investor. The Investor is an "accredited investor"
               -------------------
within the meaning of SEC Rule 501 of Regulation D, as presently in effect.

          3.10 Restricted Securities. The Investor understands that the Stock
               ---------------------
may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Stock or an available exemption from registration under the Securities Act, the Stock must be held indefinitely. In particular, the Investor is aware that the Stock may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met.

          3.11  Legends. It is understood that the certificates evidencing the
                -------
Stock may bear one or all of the following legends:

                (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

                (b) Any legend required by the "blue sky" laws of any state or any other jurisdiction.

     4.   Conditions to Investor's Obligations at Closing. The obligations of
          -----------------------------------------------
the Investor under Section 1.1 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, any one or more of which may be waived by written agreement of the parties:

          4.1  No Restriction. No injunction or restraining order shall be in
               --------------
effect to forbid or enjoin, and no suit, action or proceeding shall be pending or threatened to prohibit, nullify or otherwise materially adversely affect the consummation of the transactions contemplated by this Agreement or the consideration to be received hereunder.

          4.2  No Material Adverse Change. Since December 31, 1999 and the
               --------------------------
Closing Date, no event or change shall have occurred which has or may reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole.

          4.3  Representations and Warranties. The representations and
               ------------------------------
warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing Date.

          4.4  Performance. The Company shall have performed and complied with
               -----------
all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing Date.

          4.5  Compliance Certificate. If the Closing occurs later than the date
               ----------------------
hereof, the President of the Company shall deliver to the Investor at the Closing a certificate certifying that the representations and warranties of the Company contained herein are true and correct as of the Closing and that the Company has complied with all agreements, obligations and conditions that are required to be performed or complied with by the Company on or before the Closing Date.

          4.6  Secretary's Certificate. The Company shall deliver to the
               -----------------------
Investor at the Closing a certificate executed by the Secretary of the Company certifying as to the valid adoption of resolutions of the Board of Directors of the Company and its stockholders, as necessary, approving this Agreement and the consummation of the transactions contemplated hereby.

          4.7  Qualifications. All authorizations, approvals or permits, if any,
               --------------
of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be duly obtained and effective as of the Closing.

          4.8  Proceedings and Documents. All corporate and other proceedings in
               -------------------------
connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investor.

          4.9  Board of Directors. As of immediately following the Closing (a)
               ------------------
the Company Board of Directors shall have been reconstituted, (b) the Company Board of Directors will consist of Diane Dales, George McCabe and Edward M. Wheeler, with two vacanies and (c) the Company, the Investor and Pacific Life Insurance Company shall have entered into a voting agreement in a form mutually agreeable to the Company, the Investor and Pacific Life Insurance Company.

          4.10 Stock Certificate. The Company shall have delivered to the
               -----------------
Investor a certificate representing the Stock.

          4.11  Investor's Rights Agreement. The Company and the Investor shall
                ---------------------------
have entered into the Investor's Rights Agreement in the form attached hereto as Exhibit A.
---------

          4.12  Legal Opinion. The Investor shall have received from Jeffers,
                -------------
Shaff & Falk, LLP, counsel for the Company, an opinion, dated as of the Closing, in substantially the form attached hereto as Exhibit B.
                                             ---------

     5.   Conditions to the Company's Obligations at Closing. The obligations of
          --------------------------------------------------
the Company to the Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by the Investor, any one or more of which may be waived by written agreement of the parties:

          5.1  No Restriction.
               ---------------

          5.2 No injunction or restraining order shall be in effect to forbid or enjoin, and no suit, action or proceeding shall be pending or threatened to prohibit, nullify or otherwise materially adversely affect the consummation of the transactions contemplated by this Agreement or the consideration to be received hereunder.

          5.3  Representations and Warranties. The representations and
               ------------------------------
warranties of the Investor contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          5.4  Payment of Purchase Price. The Investor shall have delivered the
               -------------------------
purchase price specified in Section 1.1.

          5.5  Qualifications. All authorizations, approvals or permits, if any,
               --------------
of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be duly obtained and effective as of the Closing.

          5.6  Investor's Rights Agreement. The Company and the Investor shall
               ---------------------------
have entered into the Investor's Rights Agreement.

          5.7  Legal Opinion. The Company shall have received from Pillsbury,
               -------------
Madison & Sutro LLP, counsel for the Investor, an opinion, dated as of the Closing, in substantially the form attached hereto as Exhibit C.
                                                      ---------

          5.8  Compliance Certificate. If the Closing occurs later than the date
               ----------------------
hereof, the General Partner or President of the Investor shall deliver to the Company at the Closing a certificate certifying that the representations and warranties of the Investor contained herein are true and correct as of the Closing and that the Investor has complied with all agreements, obligations and conditions that are required to be performed or complied with by the Investor on or before the Closing Date.

          5.9  General Partner's Certificate. The Investor shall deliver to the
               -----------------------------
Company at the Closing a certificate executed by the General Partner of the Investor certifying as to the approval of this Agreement and the consummation of the transactions contemplated hereby.

     6.   Indemnification and Other Agreements.
          ------------------------------------

          6.1  Survival of Representations and Warranties. Notwithstanding any
               ------------------------------------------
investigation or inquiries made by the Investor prior to Closing, the Company acknowledges and agrees that the Investor has entered into this Agreement and has purchased the Stock in reliance upon the representations and warranties by the Company contained in this Agreement. The representations and warranties in this Agreement shall survive the Closing as follows:

               (a) The representations and warranties in Section 2.1 (Organization; Good Standing; Qualification), Section 2.2 (Authorization),
Section 2.4 (Capitalization and Voting Rights), Section 2.5 (Valid Issuance of Preferred and Common Stock), Section 2.10 (Registration Rights) and Section 2.12 (Compliance) shall not terminate;

               (b) All other representations and warranties in this Agreement shall terminate three (3) years after the Closing; provided, however, that any
                                                   --------  -------
representation or warranty in respect of which indemnity may be sought under this Section 6, and the indemnity with respect thereto, shall survive the time at which it would otherwise terminate pursuant to this Section 6 if notice of the inaccuracy or breach or potential inaccuracy or breach thereof giving rise to such right or potential right of indemnity shall have been given to the party against whom such indemnity may be sought prior to such time. The representations and warranties in this Agreement shall survive for the periods set forth in this Section 6 and shall in no event be affected by any investigation, inquiry or examination made for or on behalf of any party, or the knowledge of any party's officers, directors, stockholders, employees or agents or the acceptance by any party of any certificate or opinion hereunder; and

               (c) The Company and the Investor agree that (i) their sole respective rights for any recourse of any kind with respect to any breaches of any representations, warranties or covenants under this Agreement shall be the Investor's and the Company's respective rights to indemnification as expressly set forth in this Section 6.

          6.2  General Indemnification.
               -----------------------

               (a) The Company shall indemnify the Investor and its, stockholders, partners, officers, directors, employees, agents, representatives, successors and permitted assigns (collectively, the "Investor Parties"), and save and hold each of them harmless against and pay on behalf of or reimburse the Investor Parties as and when incurred for any loss, liability, demand, claim, action, cause of action, cost, damage, deficiency, tax, penalty, fine or expense, whether or not arising out of third party claims (including interest, penalties, reasonable attorneys' fees and expenses and all amounts paid in investigation, defense or settlement of any of the foregoing) (collectively, "Losses"), which any the Investor Party may suffer, sustain or become subject to, as a result of, in connection with, relating or incidental to or by virtue of: (i) any material breach of any representation or warranty of the Company in this Agreement; or (ii) any material nonfulfillment or material breach of any covenant or agreement by the Company under this Agreement or the Investor's Rights Agreement.

               (b) The Investor shall indemnify the Company and its affiliates, stockholders, officers, directors, employees, agents, representatives, successors and permitted assigns (collectively, the "Company Parties"), and save and hold each of them harmless against and pay on behalf of or reimburse such Company Parties as and when incurred for any Losses which any such Company Party may suffer, sustain or become subject to, as a result of, in connection with, relating or incidental to or by virtue of: (a) any material breach of any representation or warranty of the Investor in this Agreement; or (b) any material nonfulfillment or material breach of any covenant or agreement by the Investor under this Agreement or the Investor's Rights Agreement.

          6.3  Procedure For Indemnification--Indemnified Party Claims.
               -------------------------------------------------------

               (a) If an indemnified party (the "Indemnified Party") becomes aware of facts or circumstances establishing a claim ("Claim") that the Indemnified Party has experienced or incurred any Loss or may experience or incur any Losses which will give rise to indemnification under this Section 6, then the Indemnified Party shall give written notice to the indemnifying party (the "Indemnifying Party") of such Claim ("Indemnification Notice"). The Indemnification Notice shall be provided as soon as reasonably practicable but in no event more than thirty (30) days after the Indemnified Party has received written notice or actual knowledge of such facts or circumstances (provided that failure to give an Indemnification Notice shall not limit the Indemnifying Party's indemnification obligation hereunder except to the extent that the delay in giving, or failure to give, the Indemnification Notice adversely affects the Indemnifying Party's ability to defend against a Claim). To the extent reasonably practicable, the Indemnification Notice will describe the nature, basis and amount of the Claim and include any relevant supporting documentation. Any Claim described in the Indemnification Notice shall be deemed final and binding (hereinafter, a "Permitted Indemnification Claim") if the Indemnifying Party does not object in writing to the propriety of the Claim or the amount of the Loss by delivering a notice of objection to the Indemnified Party (an "Indemnification Objection Notice") within thirty (30) days after receipt of the Indemnification Notice. The Indemnification Objection Notice shall detail all specific objections to the Claim.

               (b) The Indemnified Party against whom a third party claim ("Third Party Claim") is made or brought shall give the Indemnifying Party an opportunity to defend such Third Party Claim with counsel selected by the Indemnifying Party and reasonably satisfactory to the Indemnified Party. Notwithstanding the above, the Indemnified Party at all times shall have the right to participate fully in the defense at its own expense. Failure of an Indemnifying Party to give the Indemnified Party written notice of its election to defend such Third Party Claim within thirty (30) days after receipt of notice shall be deemed a waiver of its right to defend such Third Party Claim. In that event, the Indemnified Party against whom such Third Party Claim is made shall have the right, but not the obligation, to undertake, defend and compromise or settle the Third Party Claim. The party that undertakes the defense shall defend the Third Parry Claim in good faith and shall periodically apprise the other party of the progress of such defense. If the Indemnifying Party undertakes the defense of a Third Party Claim, it shall not consent to the entry of any judgment or enter into any settlement (except with the written consent of the Indemnified Party) which does not include as an unconditional term thereof the giving by the claimant to the Indemnified Party against whom such Third Party Claim is made a release from all liability in respect of such Third Party Claim (which release shall exclude only any obligations incurred in connection with any such settlement). The Indemnified

Party shall make available, at the Indemnifying Party's expense, all information and assistance that the Indemnifying Party reasonably may request.

          6.4  CPS Acquisition. The proceeds received by the Company from the
               ---------------
sale of the Stock shall be used to (i) acquire the stock and/or assets of Orange County Professional Services, Inc., a California corporation, and its affiliated entities (collectively, the "CPS Acquisition") and (ii) to pay certain expenses incurred by the Company and the Investor in the negotiation and preparation of documents with respect to the CPS Acquisition.

          6.5  Exclusivity; No Issuance of Equity Securities. The Company agrees
               ---------------------------------------------
that until the closing of the CPS Acquisition, the Company will not, and will not permit any of its officers, directors, employees or representatives to, without the prior written consent of the Investor and the Board of Directors of the Company:

               (a) solicit, enter into any negotiations with or respond to any proposals from other third parties indicating an interest in making an investment in the Company; or

               (b) issue or grant any shares, options, warrants, convertible notes or other equity securities ("Equity Securities") of the Company (except for the issuance of shares upon the exercise of options granted under the Plan prior to the Closing Date in accordance with the terms thereof) or enter into any contract, commitment or agreement for the issuance by the Company, or purchase or acquisition by the Company from any individual or entity of any Equity Securities;

               (c) create a mortgage, pledge, lien or encumbrance on any of the properties or assets of the Company;

               (d) make any expenditures in excess of $10,000 (individually or in the aggregate), except in the ordinary course of business; or

               (e) incur any indebtedness for money borrowed by the Company or obligations assumed or guaranteed by the Company.

          6.6  Advance for Payment of Certain Legal Fees; Monitoring Fee.
               ---------------------------------------------------------
Subsequent to the Closing Date and for so long as the Investor holds any Stock, the Company shall pay to the Investor a quarterly monitoring fee of $15,000, payable on July 1, 2000 and on the first day of each quarter thereafter. The first monitoring fee will be pro rated from the Closing Date. Initial monitoring fees in an aggregate amount of $17,442.49 will be offset against amounts owed by the Investor to the Company for amounts borrowed to by the Investor at the Closing to pay certain transaction expenses.

          6.7  Name Change. Within ninety (90) days of the Closing Date, the
               -----------
Company shall change the Company's name to "RevCare, Inc."

     7.   Miscellaneous.
          -------------

          7.1  Entire Agreement. This Agreement and the documents referred to
               ----------------
herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

          7.2  Successors and Assigns. Except as otherwise provided herein, the
               ----------------------
terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including permitted transferees of any shares of Stock sold hereunder).

          7.3  Governing Law. This Agreement shall be governed by and construed
               -------------
under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

          7.4  Counterparts. This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          7.5  Titles and Subtitles. The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          7.6  Notices. Unless otherwise provided, any notice required or
               -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, and if not, then on the next business day, or upon personal delivery to the party to be notified by hand or professional courier service or five (5) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

          7.7  Public Announcements.  The parties shall jointly cooperate in the
               --------------------
preparation of any press releases or public statements to be made with respect to this Agreement and the transactions contemplated hereby.

          7.8  Finders' Fees. Each party represents that it neither is nor will
               -------------
be obligated for any finders' fee or commission in connection with this transaction. The Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, employees or representatives is responsible. The Company agrees to indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

          7.9  Expenses. Irrespective of whether the Closing is effected, the
               --------
Company and the Investor shall each bear their respective costs and expenses incurred with respect to the negotiation, execution, delivery and performance of this Agreement. provided, however, that concurrent with and contingent upon the
                --------  -------
Closing, the Company shall pay the reasonable fees and costs of special counsel for the Investor in connection with the negotiation, execution and delivery of this Agreement.

          7.10  Amendments and Waivers. Any term of this Agreement may be
                ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding, each future holder of all such securities and the Company.

          7.11  Severability. If one or more provisions of this Agreement are
                ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              CYPRESS FINANCIAL SERVICES, INC.


                              By: ________________________________
                              Name: ______________________________
                              Title: _____________________________

                              Address:  5400 Orange Avenue, Suite 200
                                        Cypress, California  90630



                              FBR FINANCIAL FUND II, L.P.

                              By:    FBR Financial Fund Management, L.L.C.,
                              Title: General Partner

                                     By:    Friedman, Billings, Ramsey
                                            Investment Management, Inc.
                                     Title: Managing Member

                                            By: _____________________________
                                            Name: ___________________________
                                            Title: __________________________

                              Address: 1001 19/th/ Street North
                                       Arlington, VA  22209